MASTER PROMISSORY NOTE


$50,000,000                                                       April 22, 1999


     FOR VALUE RECEIVED, the undersigned Rexall Sundown, Inc., a Florida corporation ("Borrower"), hereby promises to pay to the order of NationsBank, N.A. ("Lender"), at its office at Charlotte, North Carolina (or at such other place as Lender may designate from time to time), in lawful money of the United States of America and in immediately available funds, the principal amount of Fifty Million Dollars ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the advances (the "Advances") made by Lender to Borrower under this Master Promissory Note (this "Note"), and to pay interest on the unpaid principal amount of each such Advance at the rates per annum and on the dates specified below.

     Each Advance hereunder shall be at the sole discretion of Lender. Each Advance shall have a maturity date and shall bear interest at the rate per annum quoted to Borrower by Lender and accepted by Borrower prior to the making of such Advance (which acceptance shall in any event be deemed to occur upon receipt by Borrower of the proceeds of any Advance). Each Advance, and accrued and unpaid interest thereon, shall be due and payable ,on the earlier of (a) the maturity date of such Advance, or (b) April 19, 2000. No Advance shall have a maturity of more than 30 days. Lender may, if and to the extent any payment is not made when due hereunder, charge from time to time against any or all of Borrower's accounts with Lender any amount so due.

     The date, amount, interest rate, and maturity date of each Advance, and each payment of principal and interest hereon, shall be recorded by Lender on its books, which recordations shall, in the absence of manifest error, be conclusive as to such matters; provided, that the failure of Lender to make any such recordation or any error therein shall not limit or otherwise affect the obligations of Borrower hereunder.

     Borrower may, upon at least one business days' notice to Lender, prepay any Advance in whole or in part; provided, however, that Borrower shall at the time of prepayment compensate Lender for any loss, cost, or expense that Lender incurs as a result of such prepayment.

     Interest shall be computed on the basis of a year of 360 days and the actual days elapsed (including the first day but excluding the last day). Overdue principal and, to the extent permitted by applicable law, interest shall bear interest, payable upon demand, for each day from and including the due date to but excluding the date of actual payment at a rate per annum equal to the sum of 2% plus the rate of interest publicly announced by Lender from time to time as its prime rate. The Lender's prime rate is a rate set by Lender based upon various factors including Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Whenever any payment under this Note is due on a day that is not a day Lender is open to conduct substantially all of its business (each a "business day"), such payment shall be made on the next succeeding day on which Lender is open to conduct substantially all of its business, and such extension of time shall in such case be included in the computation of the payment of interest.

     Each of the following shall constitute an Event of Default hereunder: (a) Borrower shall fail to pay when due any principal of or interest on any Advance,
(b) a default or event of default shall occur under the terms of any other material indebtedness for which Borrower or any of its subsidiaries is liable, whether as principal obligor, guarantor, or otherwise, (c) any representation, warranty, certification, or statement made by Borrower to Lender shall prove to have been incorrect or misleading in any material respect, (d) Borrower shall dissolve, liquidate, or terminate its legal existence or shall convey, transfer, lease, or dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets to any person or entity, or (e) a petition shall be filed by or against Borrower or any of its subsidiaries under any law relating to bankruptcy, reorganization, or insolvency, or (f) Borrower or any of its subsidiaries shall make an assignment for the benefit of creditors or fail generally to pay its debts as they become due, or a receiver, trustee, or similar official shall be appointed over Borrower or any of its subsidiaries or a substantial portion of any of their respective assets. If an Event of Default shall have occurred and be continuing, Lender may declare the outstanding principal of and accrued and unpaid interest on this Note to be immediately due and payable without presentment, protest, demand, or other notice of any kind, all of which are hereby waived by Borrower; provided, however, that upon the occurrence of any event specified in (e) above, the outstanding principal and accrued and unpaid interest on this Note shall become immediately due and payable without presentment, protest, demand, or other notice of any kind, all of which are hereby waived by Borrower.

     The request of Borrower for any Advance and the receipt by Borrower of the proceeds thereof shall be deemed a representation by Borrower as of each such date that no Event of Default has occurred and that Borrower is duly authorized to incur such indebtedness hereunder.

     No failure or delay by Lender in exercising, and no course of dealing with respect to, any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies of Lender provided herein shall be cumulative and not exclusive of any other rights or remedies provided by law. If any provision of this Note shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof. No provision of this Note may be modified or waived except by a written instrument signed by Lender and Borrower.

     Lender shall incur no liability to Borrower in acting upon any telephone, telex, or other communication that Lender in good faith believes has been given by an authorized representative of Borrower.

     Lender may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, this Note or any Advance or Advances hereunder.

     Borrower shall pay on demand all costs and expenses (including reasonable attorneys' fees and the allocated costs of internal counsel) incurred by Lender in connection with any Event of Default or the enforcement or attempted enforcement of this Note.

     Notwithstanding anything to the contrary contained herein, the interest paid or agreed to be paid hereunder shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the "Maximum Rate"). If Lender shall receive interest in an amount that exceeds the Maximum Rate, the excessive interest shall be applied to the principal of this Note or, if it exceeds the unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by Lender exceeds the Maximum Rate, Lender may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the stated term of this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida. Borrower hereby submits to the nonexclusive jurisdiction of the Federal and State courts in the City of Miami, Florida for the purposes of all legal proceedings arising out of or relating to this Note. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Borrower and Lender by acceptance of this Note hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

     THIS NOTE AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      REXALL SUNDOWN, INC.


                                      By: /s/ Richard Werber
                                          ------------------------------------
                                          Name: Richard Werber
                                          Title: Vice President,
                                                 General Counsel and Secretary